SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of December 17, 2018 among Qorvo, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of December 5, 2017 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Amendments to Credit Agreement.
(a)    The definition of “Delayed Draw Availability Period” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Delayed Draw Availability Period” means, with respect to the Delayed Draw Commitments, the period from and including the Closing Date to the earliest of (a) June 30, 2019, (b) the Maturity Date, (c) the date of termination of the Delayed Draw Commitments pursuant to Section 2.06 and (d) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02.

(b)    Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Upon each Borrowing of the Delayed Draw Term Loan, the Aggregate Delayed Draw Commitments will be reduced by the amount of such Borrowing. The unfunded Aggregate Delayed Draw Commitments shall automatically terminate on June 30, 2019.

(c)    Section 8.01(p) of the Credit Agreement is hereby amended to read as follows:

(p)    Liens securing other Indebtedness in an aggregate principal amount outstanding not to exceed, at the time of incurrence of any such Indebtedness secured thereby (measured after giving effect to the incurrence thereof) the greater of (i) $225,000,000 and (ii) 7.5% of consolidated tangible assets of the Loan Parties and their Subsidiaries (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered).
(d)    Section 8.03(f) of the Credit Agreement is hereby amended to read as follows:

(f)    other unsecured Indebtedness; provided that (i) no Event of Default exists at the time of incurrence thereof, (ii) after giving effect to the incurrence of any such Indebtedness on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 and (iii) at the time of (and after giving effect to) the incurrence of such Indebtedness, the aggregate principal amount of all Indebtedness of Foreign Subsidiaries incurred pursuant to this Section 8.03(f) does not exceed at any one time outstanding the greater of (A) $300,000,000 and (B) 10% of consolidated tangible assets of the Loan Parties and their Subsidiaries (as determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered);
(e)    Clause (d) of Section 8.04 of the Credit Agreement is hereby amended to read as follows:

(d) any Subsidiary may dissolve, liquidate or wind up its affairs at any time provided that such dissolution, liquidation or winding up, as applicable, could not have a Material Adverse Effect (excluding for purposes of this subclause (d), subclause (c) of the definition of “Material Adverse Effect”).

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon:

(a)    Agreement. Receipt by the Administrative Agent of executed counterparts of this Agreement properly executed by each Loan Party and each Lender.

(b)    Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

(c)    Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, (or a certification that such Loan Party has not modified its Organization Documents since such documents were delivered to the Administrative Agent on the Closing Date and such Organization Documents remain in full force and effect) and certified by a secretary, assistant secretary or Responsible Officer of such Loan Party to be true and correct as of the date hereof;

(ii)    customary closing certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement; and

(iii)    certifications as of a recent date by the appropriate Governmental Authority evidencing that each Loan Party is duly organized or formed, validly existing and in good standing (if applicable) in its state of organization or formation.

(d)    KYC Information.

(i)    Upon the reasonable request of any Lender made at least ten days prior to the date hereof, receipt by such Lender of the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof.
(ii)    Upon the request of any Lender made at least five days prior to the date hereof, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent of a Beneficial Ownership Certification in relation to the Borrower.
(e)    Fees. Receipt by the Administrative Agent of any fees required to be paid on or before the date hereof.

(f)    Attorney Costs. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), plus such additional amounts of such fees, charges and out-of-pocket disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings to the extent such incurred and estimated fees, charges and disbursements are invoiced to the Company prior to the date hereof (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

3.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)    This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents or (ii) violate any law.
4.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	QORVO, INC.,
a Delaware corporation

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Corporate Vice President, General Counsel and Secretary

GUARANTORS:	AMALFI SEMICONDUCTOR INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO CALIFORNIA, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO OREGON, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO US, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

RFMD, LLC

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Manager

QORVO TEXAS, LLC

	By:	/s/ James Klein
	Name:	James Klein
	Title:	Manager

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Brenda Schriner
	Name:	Brenda Schriner
	Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lacy Houstoun
Name:	Lacy Houstoun
Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

TD BANK, N.A.,
as a Lender

By:	/s/ M. Bernadette Collins
Name:	M. Bernadette Collins
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Krutesh Trivedi
Name:	Krutesh Trivedi
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

BANK OF THE WEST,
as a Lender

By:	/s/ Michael Venditti
Name:	Michael Venditti
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kelly Attayek
Name:	Kelly Attayek
Title:	Assistant Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

CITIBANK, N.A.,
as a Lender

By:	/s/ Sean Klimchalk
Name:	Sean Klimchalk
Title:	Authorized Signer

SECOND AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.